SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 2, 2001


                               e-Synergies, inc.
                  -------------------------------------------
             (Exact name of registrant as specified in its charter)


California                            000-30071                91-2021595
--------------------------------      ------------          ----------------
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)                File Number)         Identification No.)



3 Corporate Plaza, Suite 250
Newport Beach, California                                        92660
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (949)219-0169
                                                   --------------

-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

This Form 8-K/A is an amendment to the Form 8-K filed on April 25, 2001, relating to the acquisition by e-Synergies, inc. ("e-Synergies") of all of the issued and outstanding shares of Salesmation, Inc. pursuant to a Share Exchange Agreement dated April 11, 2001. The purpose of this amendment is to file the consolidated financial statements of Salesmation.com, Inc. and its subsidiaries for the years ended August 31, 1999 and August 31, 2000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Exhibits

Exhibit No.                      Description of Exhibit
---------------          ------------------------------------------

       1*                Share Exchange Agreement dated as of
                         April 11, 2001 by and between e-Synergies, inc. and Salesmation.com, Inc.

       2                 Consolidated financial statements of
                         Salesmation.com, Inc. and its subsidiaries
                         for the years ended August 31, 1999 and
                         August 31, 2000
__________________

     *    Incorporated by reference to the same numbered
          Exhibit to the Report on Form 8-K, as filed on April 25, 2001


ITEM 8.   CHANGE IN FISCAL YEAR.

e-Synergies has determined to change its fiscal year. This determination was made by the Board of Directors of e-Synergies on June 21, 2001. The date of the new fiscal year end is August 31st. Form 10-Q will be filed covering the transition period. It is anticipated that the Form 10-Q will be filed on or before July 17, 2001.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   e-Synergies, inc.,
                                   a California corporation


                              By:       _________________________________
                              Name:     _________________________________
                              Title:    _________________________________


Date:     June _____, 2001

                             SALESMATION.COM, INC.
                                AND SUBSIDIARIES

                       CONSOLIDATED FINANCIAL STATEMENTS

                            AUGUST 31, 2000 AND 1999



                               TABLE OF CONTENTS
                               -----------------
                                                                  Page
                                                                 Numbers
                                                                 -------

 Independent Auditor's Report. . . . . . . . . . . . . . . .         1

 Consolidated Balance Sheets . . . . . . . . . . . . . . . .         2-3

 Consolidated Statement of Stockholders' Equity (Deficit). .         4

 Consolidated Statements of Operations . . . . . . . . . . .         5

 Consolidated Statements of Cash Flows . . . . . . . . . . .         6-7

 Notes to Consolidated Financial Statements. . . . . . . . .         8-18



To the Officers and Board of Directors
Salesmation.com, Inc.

                           Independent Auditor's Report


We have audited the accompanying consolidated balance sheets of Salesmation.com, Inc. and subsidiaries as of August 31, 2000 and 1999, and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows for the year ended August 31, 2000 and the period ended August 31, 1999 (see Note 1 to the financial statements). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Salesmation.com, Inc. and subsidiaries as of August 31, 2000 and 1999, and the results of its operations and its cash flows for the periods then ended, in conformity with accounting principles generally accepted in the United States of America.

     January 3, 2001 (except for those portions of Note 12 pertaining to stock exchanges with HealthStar Corp. and e-Synergies, inc., as to which the dates are April 2, 2001 and April 11, 2001, respectively)


Gross, Mendelsohn & Associates, P.A.
----------------------------------------
By:  Gross, Mendelsohn & Associates, P.A.




                     SALESMATION.COM, INC. AND SUBSIDIARIES
                          Consolidated Balance Sheets
                            August 31, 2000 and 1999


                                                    2000         1999
                                                  --------      --------
                                      Assets
Current Assets
     Cash                                         $339,478       $89,040
     Accounts receivable, net of
     allowance for doubtful accounts
    (2000 - $66,000; 1999 - none) (Note 2)         545,007       209,497
     Unbilled services (Note 2)                    168,819        25,278
     Due from affiliates (Note 9)                       -0-      120,295
     Miscellaneous receivables                      57,995        20,856
     Prepaid expenses                               17,170            -0-
     Other current assets                           12,271         3,225
                                                  --------      --------
          Total Current Assets                   1,140,740       468,191
                                                 ---------      --------
Property and Equipment (Notes 2,3 and 7)
     Computer equipment                            483,651       168,563
     Office furniture and equipment                133,159        72,267
     Leasehold improvements                         20,878        20,336
                                                  --------      --------
          Total Cost                               637,688       261,166
     Less:  Accumulated depreciation               203,911       139,564
                                                  --------      --------
          Net Property and Equipment               433,777       121,602
                                                  --------      --------

Other Assets
     Computer software, net of amortization
     (2000 - $82,666; 1999 - $49,518) (Note 2)     130,036        25,059
     Goodwill, net of amortization of $9,701
     in 2000 (Note 2)                              112,129            -0-
     Investments (Notes 2 and 4)                   250,314            -0-
     Due from affiliates (Note 9)                  142,503            -0-
     Refundable deposits                            26,291         2,447
                                                  --------      --------
          Total Other Assets                       661,273        27,506
                                                  --------      --------
Total Assets                                    $2,235,790      $617,299
                                                ==========      ========



                  Liabilities and Stockholders' Equity (Deficit)

                                                    2000          1999
                                                  ---------     ---------

Current Liabilities
Accounts payable and accrued expenses            $1,337,028     $ 445,018
Short-term bank borrowings (Note 5)                  94,186        95,395
Current maturities of long-term debt (Note 6)        24,597        10,932
Due to affiliates (Note 9)                          110,490            -0-
Loans payable (Note 9)                                7,097        49,443
Taxes withheld from wages                           109,935       114,539
Deferred revenues (Note 2)                           93,010       451,306
Other current liabilities                            22,080         1,365
                                                  ---------     ---------
  Total Current Liabilities                       1,798,423     1,167,998
                                                  ---------     ---------
Non-Current Liabilities
Long-term debt, net of current
 maturities (Note 6)                                143,053        17,830
Loans payable (Note 9)                                   -0-      479,489
                                                  ---------     ---------
Total Non-Current Liabilities                       143,053       497,319
                                                  ---------     ---------
Minority Interest in Subsidiaries (Note 2)          (16,992)           -0-
                                                  ---------     ---------
Total Liabilities                                 1,924,484     1,665,317
                                                  ---------     ---------
Commitments (Note 10)

Stockholders' Equity (Deficit) (Note 11)
Common stock, $.001 par value:
Authorized - 30,000,000 shares
Issued and outstanding - 8,570,277 shares
(1999 - 200,000 shares)                               8,570           200
Additional paid-in capital                        3,238,431        79,522
                                                  ---------     ---------

Total Paid-in Capital                             3,247,001        79,722
Retained earnings (deficit)                      (2,917,526)   (1,127,740)
Accumulated other comprehensive income (loss)       (18,169)           -0-
                                                  ---------     ---------
Total Stockholders' Equity (Deficit)                311,306    (1,048,018)
                                                  ---------     ---------
Total Liabilities and Stockholders'
 Equity (Deficit)                                $2,235,790      $617,299
                                                 ===========    ==========

    The accompanying notes are an integral part of these financial statements.

                                 SALESMATION.COM, INC. AND SUBSIDIARIES
                        Consolidated Statement of Stockholders' Equity (Deficit)
                  Year Ended August 31, 2000 and Period Ended August 31, 1999 (Note 1)

                                                              Accumulated     Total         Compre-
                                         Additional Retained  Other           Stockholders' hensive
                              Common     Paid-in    Earnings  Comprehensive   Equity        Income
                              Stock      Capital    (Deficit) Income (Loss)  (Deficit)      (Loss)
                              ------   ----------   ---------  ------------- ------------- ---------
Balances -
 August 19, 1999
 (date of incorporation)      $ -0-      $  -0-      $   -0-    $    -0-      $      -0-
Adjustment for pooling
 of interests (Note 1)          200      79,522     (725,361)        -0-       (645,639)
                              ------   ----------   ---------  ------------- -------------
Balances -
 August 19, 1999,
 as adjusted                    200      79,522     (725,361)        -0-       (645,639)
Net loss for the
 period ended
 August 31, 1999 (Note 1)       -0-         -0-     (402,379)        -0-       (402,379)   $(402,379)
Other comprehensive
 income (loss)                                                                                   -0-
Total comprehensive                                                                        ----------
income (loss)  for the
 period ended
  August 31, 1999                                                                          $(402,379)
                                                                                           ==========
Balances                       ------   --------- -----------   ------------- ----------
 - August 31, 1999              200      79,522   (1,127,740)        -0-     (1,048,018)
Issuance of common
 stock (Note 11)              8,370   3,158,909          -0-         -0-      3,167,279




Net loss for the year
 ended August 31, 2000          -0-         -0-   (1,789,786)        -0-     (1,789,786)  (1,789,786)
Other comprehensive
 income (loss):
 Foreign currency
 translation  adjustments
 (Note 2)                       -0-         -0-          -0-     (18,169)       (18,169)     (18,169)
Total comprehensive income
 (loss) for the year ended
     August 31, 2000                                                                     $(1,807,955)
                                                                                         ============

Balances -                  ------   ----------  -----------    ---------     ---------
 August 31, 2000            $8,570   $3,238,431  $(2,917,526)   $(18,169)     $ 311,306
                            ======   ==========  ===========    =========     =========


                 The accompanying notes are an integral part of this financial statement.


                    SALESMATION.COM, INC. AND SUBSIDIARIES
                    Consolidated Statements of Operations
                         Year Ended August 31, 2000 and
                     Period Ended August 31, 1999 (Note 1)


                                              2000               1999
                                     -------------------   ----------   ------
Revenues (Note2)                     $4,338,415   100.0%   $2,515,572   100.0%
                                     ----------   ------   ----------   ------
Costs and Expenses
 Cost of products sold                  992,493    22.9           -0-       -
 Direct expenses                      2,725,344    62.8     1,541,515    61.3
 Sales and marketing expenses           429,636     9.9       280,461    11.1
 General and administrative
  expenses                            1,913,797    44.1     1,057,458    42.0
                                     ----------   ------   ----------   ------
 Total Costs and Expenses             6,061,270   139.7     2,879,434   114.5
                                     ----------   ------   ----------   ------
Operating Loss                       (1,722,855)  (39.7)     (363,862)  (14.5)
                                     ----------   ------   ----------   ------
Other Income (Expense)
 Equity in income (loss)
 of investees (Note 2)                     (686)      -           -0-       -
 Miscellaneous income                     7,531      .2        10,018      .4
 Interest expense                       (61,626)   (1.4)      (48,535)   (1.9)
                                     ----------   ------   ----------   ------
          Net Other Expense             (54,781)   (1.3)      (38,517)   (1.5)
                                     ----------   ------   ----------   ------
Net Loss Before Minority Interest    (1,777,636)  (41.0)     (402,379)  (16.0)
Minority Interest in Income
 of Subsidiaries (Note 2)               (12,150)    (.3)          -0-       -
                                     ----------   ------   ----------   ------
Net Loss                            $(1,789,786)  (41.3%)   (402,379)  (16.0)%
                                    ============  =======   ==========  ======










   The accompanying notes are an integral part of these financial statements.

                   SALESMATION.COM, INC. AND SUBSIDIARIES
                    Consolidated Statements of Cash Flows
                        Year Ended August 31, 2000 and
                     Period Ended August 31, 1999 (Note 1)

                                                    2000          1999
                                                  ---------     ---------
Cash Flows from Operating Activities
     Net loss                                   $(1,789,786)    $(402,379)

  Adjustments to reconcile net loss
 to net cash used in operating activities:
    Depreciation and amortization                   114,915        44,901
    Equity in (income) loss of investees                686           -0-
    Provision for doubtful accounts                  66,035           -0-
    Minority interest in income of subsidiaries      12,150           -0-
    Changes in operating assets and liabilities,
      net of effects of acquisition:
               Accounts receivable                 (260,421)      (31,317)
               Unbilled services                   (143,541)      (16,857)
               Accounts payable
                and accrued expenses                769,812        82,575
               Taxes withheld from wages             (4,604)       81,241
               Deferred revenues                   (358,296)       22,876
               Other                                (29,669)       21,073
                                                  ---------     ---------
          Net Cash Used in Operating Activities  (1,622,719)     (197,887)
                                                  ---------     ---------
Cash Flows from Investing Activities
     Proceeds from sale of property and equipment   121,260           -0-
     Acquisition of property and equipment         (351,893)      (44,658)
     Acquisition of computer software              (138,136)       (5,879)
     Acquisition of business, net of
      cash acquired                                 (22,030)          -0-
     Advances to affiliates                        (256,720)     (120,295)
     Other investing activities                     (41,498)      (19,313)
                                                  ---------     ---------
          Net Cash Used in Investing Activities    (689,017)     (190,145)
                                                  ---------     ---------
Cash Flows from Financing Activities
     Proceeds from issuance of common stock       1,867,279         4,779
     Proceeds of long-term debt                      37,386           -0-
     Reduction of long-term debt                   (192,073)      (10,150)
     Net reduction in short-term bank borrowings     (1,209)       (1,046)
     Loans payable (current)                        (42,346)          996
     Loans payable (non-current)                    820,511       479,489
     Advances from affiliates                        92,088           -0-
                                                   ---------     --------
      Net Cash Provided by Financing Activities   2,581,636       474,068
                                                  ---------     ---------
Effect of Exchange Rate Changes on Cash             (19,462)          -0-
                                                  ---------     ---------

Net Increase in Cash                                250,438        86,036
Cash at Beginning of Period                          89,040         3,004
                                                  ---------     ---------

Cash at End of Period                              $339,478       $89,040
                                                   ========       =======



   The accompanying notes are an integral part of these financial statements.





                    SALESMATION.COM, INC. AND SUBSIDIARIES
              Consolidated Statements of Cash Flows (Continued)
     Year Ended August 31, 2000 and Period Ended August 31, 1999 (Note 1)


Supplemental Disclosure of Cash Flow Information:


                                                   2000         1999
                                                 -------     --------
Interest paid                                   $ 46,663     $ 49,003
                                                 =======     ========
Income taxes paid (refunded)                    $    -0-     $(21,849)
                                                 =======     ========
Noncash investing and financing activities:
     Capital lease obligations incurred
      in connection with acquisition
      of equipment                              $ 32,926     $ 21,089
                                                ========     ========
Reduction of loans payable
 (non-current) through issuance
of common stock (Note 9)                      $1,300,000     $     -0-
                                              ==========     =========
Fair value of investment assigned
 to Company in payment  of receivable
  from related party (Note 9)                 $  250,000     $     -0-
                                              ==========     =========
Long-term debt assumed/incurred in
 connection with the purchase of businesses   $  262,414     $     -0-
                                              ==========     =========

   The accompanying notes are an integral part of these financial statements.

                    SALESMATION.COM, INC. AND SUBSIDIARIES
                  Notes to Consolidated Financial Statements
                           August 31, 2000 and 1999

Note 1: Organization

     Salesmation.com, Inc. (the Company) is an application service provider
(ASP) which supplies technology-based e-marketing services that enable businesses to deliver customized online marketing messages. The Company was organized as a Delaware corporation on August 19, 1999. However, prior to operating in corporate form, initial operations were conducted through a related company (see Note 9). The Company has two wholly-owned subsidiaries, M2 Ltd. (M2) and Dotcom Ideas, Inc. (Dotcom). M2, a Maryland corporation, mainly provides language translation services to companies that market computer software, hardware, websites, and other services to multiple-language customer bases. Dotcom, a Delaware corporation, is an investment company with investments in the computer, technology, and finance industries in the United States and South Africa.


     The Company acquired M2 on April 5, 2000 in a stock-for-stock merger accounted for as a pooling of interests. The Company issued 200,000 shares of its common stock to the stockholders of M2 in exchange for 66,200 shares of common stock of M2, representing all of that company's outstanding shares. The merger resulted in M2's becoming a wholly-owned subsidiary. M2 is engaged in language translation, globalization, and localization that enables businesses to communicate and market to their customers in their native language. In connection with the merger, the Company agreed to make a capital contribution to M2 in the amount of $500,000.

     The accompanying consolidated financial statements include the financial position, results of operations, and cash flows of M2 for both periods presented, resulting in the inclusion of M2's operations for the entire year ended August 31, 1999 as well as for the year ended August 31, 2000. The revenues and net income (losses) of the separate companies and the combined amounts presented in the accompanying consolidated statements of operations are as follows:

                                   Year Ended            Year Ended
                                   August 31, 2000       August 31, 1999
                                   ---------------       ---------------
          Revenue:
           Salesmation.com, Inc.    $  1,166,642        $          -0-
           M2 Ltd.                     3,171,773             2,515,572
                                   ---------------       ---------------
           Combined                 $  4,338,415        $    2,515,572
                                   ===============       ===============
          Net income (loss):
           Salesmation.com, Inc.    $ (1,673,556)       $     (338,595)
           M2 Ltd.                      (116,230)              (63,784)
                                   ---------------       ---------------
           Combined                 $ (1,789,786)       $     (402,379)
                                   ===============       ===============

Results of operations of the separate enterprises from the beginning of the period in which the merger took place to the date of the merger are not available.

     Dotcom was organized as a Delaware corporation on March 10, 2000, at which time the Company acquired 1,500 shares, representing 100% of the outstanding common stock. Dotcom was formed for the purpose of making strategic investments in e-commerce and internet-based businesses. Dotcom owns 100% of Bolder Investment Trust, which was created with the intention of acquiring and managing various venture capital investments in South Africa. During the year ended August 31, 2000, the trust acquired a 46% interest in Quanteco (Pty) Ltd., a holding company owning 100% of Data Kinetics (Pty) Ltd., a computer hardware distributor, and Information and Image (Pty) Ltd., a provider of network solutions to small businesses. All of these entities are based in South Africa.

     Inherent in the Company's business are various risks and uncertainties, including its limited operating history, recent development of the Internet advertising market, unproven acceptance and effectiveness of web advertising, an unproven business model, risks associated with technological change, and the limited history of commerce on the Internet. The Company's success depends in part upon the emergence of the Internet as a communications medium, prospective product development efforts, and the acceptance of the Company's services by the marketplace.


Note 2: Summary of Significant Accounting Policies

     The accounting and reporting policies of the Company and its wholly-owned subsidiaries conform to accounting principles generally accepted in the United States of America. Following is a description of the most significant of those policies:

     PRINCIPLES OF CONSOLIDATION: AND ACCOUNTING FOR INVESTMENTS: The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated. Investments in companies in which the Company has significant influence, but less than a controlling interest, are accounted for by the equity method. Under the equity method, only the Company's share of the equity of the investee is included in the consolidated balance sheet, and only the Company's share of the investee's earnings is included in consolidated operating results. Investments in companies in which the Company has neither a controlling interest nor the ability to exercise significant influence are accounted for at cost.

     BUSINESS COMBINATIONS: Business combinations accounted for under the purchase method of accounting include the results of operations of the acquired business from the date of acquisition. Under the purchase method, net assets of the companies acquired are recorded at their estimated fair value at the date of acquisition. In the case of business combinations accounted for under the pooling-of-interests method of accounting, the assets, liabilities, and stockholders' equity of the acquired entity are combined with the Company's respective accounts at recorded values and prior period financial statements are restated to give effect to the merger.

     MINORITY INTEREST IN SUBSIDIARIES: The minority interest included in the consolidated statements of operations represents the minority shareholders' share of the income or loss of consolidated subsidiaries. The minority interest included in the consolidated balance sheets reflects the original investment by the minority shareholders in the consolidated subsidiaries, along with their proportionate share of the earnings and losses of the subsidiaries.

     USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

     ACCOUNTS RECEIVABLE: Provision is made for doubtful accounts based on anticipated collection losses. Estimated losses are determined from historical collection experience and a review of outstanding receivables. Collateral or other security is not required to support accounts receivable.

     REVENUE RECOGNITION: Revenues are recognized when the services are rendered. Services provided prior to the actual billings for such services are recorded as "unbilled services." Billings made in advance of services rendered are recorded as "deferred revenues."

     PROPERTY AND EQUIPMENT: Property and equipment are stated at cost, less accumulated depreciation. Depreciation is computed under the straight-line method over the estimated useful lives of the assets. Expenditures for maintenance and routine repairs are charged to expense as incurred; expenditures for improvements and major repairs that materially extend the useful lives of assets are capitalized.

     COMPUTER SOFTWARE: The cost of purchased software is capitalized and amortized under the straight-line method based on the estimated useful life of the software. Statement of Position (SOP) 98-1 of the American Institute of Certified Public Accountants requires that, under certain circumstances, the costs associated with computer software obtained or developed for internal use be expensed. SOP 98-1 also requires that, once certain criteria relative to the software's stage of development have been met, various internal costs incurred in connection with the development of the software be capitalized. It is management's opinion that the nature of the Company's software development is such that the criteria set forth in SOP 98-1 cannot be clearly applied. Therefore, no costs of software purchased have been expensed, nor have any internal software development costs been capitalized.

     GOODWILL: The excess of the acquisition cost over the net assets of a subsidiary acquired in a transaction accounted for as a purchase was recorded as goodwill and is being amortized on a straight-line basis over forty years.

     ADVERTISING: Costs associated with advertising and promotion are expensed in the year incurred and included in operating expenses. Total advertising and promotion expense for the years ended August 31, 2000 and 1999 was $76,555 and $37,454, respectively.

     INCOME TAXES: Deferred income taxes and deferred income tax benefits are provided to reflect the tax effect of temporary differences between financial and income tax reporting.


     FOREIGN CURRENCY TRANSLATION: Assets and liabilities of the Company's foreign subsidiaries are translated into U.S. dollars at year-end exchange rates; revenues and expenses are translated at average rates prevailing during the year. Translation adjustments are included as a component of stockholders' equity.


Note 3: Property and Equipment

     Accumulated depreciation as of August 31, 2000 and 1999, respectively, for each classification of depreciable property is as follows:


                                                2000            1999
                                             ---------       ---------
           Computer equipment                $ 155,157       $ 102,386
           Office furniture and equipment       43,838          33,406
           Leasehold improvements                4,916           3,772
                                             ----------       ---------
              Total                          $ 203,911       $ 139,564
                                             ==========       =========

     Depreciation expense for the year ended August 31, 2000 and the period ended August 31, 1999 was $72,065 and $30,494, respectively.


Note 4:  Investments

     The Company's investments as of August 31, 2000 consisted of the following:

        Suprafin Partners I, LLC       $     314
        Imporex Investment Corp          250,000
                                         -------
                   Total               $ 250,314
                                       =========

     On March 22, 2000, Dotcom Ideas, Inc. (Dotcom) (see Note 1) purchased a 10% membership interest in Suprafin Partners I, LLC, a limited liability company in which a stockholder of the Company also holds a membership interest. Due to these ownership interests, the Company has the ability to significantly influence the financial and operating policies of Suprafin Partners I, LLC and therefore uses the equity method to account for the investment. In March, 2000, Suprafin Partners I, LLC acquired a 30% interest in USAuto Finance, Inc., representing its only investment as of August 31, 2000. USAuto Finance provides floor-plan financing for used car dealers. Dotcom also acquired 1,424,245 restricted shares of common stock in Imporex Investment Corp.

(Imporex), a publicly-traded company, on March 22, 2000 (see Note 9), representing approximately 6% of the company's outstanding common stock. Imporex has developed various technologies that improve voice, data, and image transmissions and reception over the Internet. Dotcom uses the cost method to account for its investment in Imporex.


Note 5: Short-Term Bank Borrowings

     M2 Ltd. (M2) (see Note 1) has a $100,000 line of credit with Potomac Valley Bank. Borrowings under the line of credit bear interest at the bank's prime rate plus 1.75% (11.25% as of August 31, 2000). M2 has granted the bank a continuing security interest in all of its assets, both tangible and intangible, as collateral. The line of credit is personally guaranteed by two of M2's former stockholders and is also secured by a deed of trust on certain real property owned by them. The amount due under the credit facility at August 31, 2000 was $94,186 (August 31, 1999 - $95,395).


Note 6: Long-Term Debt

     Long-term debt as of August 31, 2000 and 1999, respectively, consists of the following obligations:


                                                      2000          1999
                                                    --------      -------
Note payable - Potomac Valley Bank, inter-
  est at bank's prime rate plus 2% (11.5% as
  of August 31, 2000), payable in monthly
  principal installments plus interest through
  October, 2000, collateralized by a security
  interest in all tangible and intangible
  property of M2 Ltd.                               $ 1,228       $ 9,165

Note payable - former stockholder of M2 Ltd.,
  unsecured, interest at 9.75%, payable in
  equal monthly installments of principal and
  interest totaling $1,000 through October,
  2003                                               32,831            -0-

Capital lease obligations (see Note 7)               47,321        19,597

Due under purchase agreement for acquisi-
tion of subsidiary by Quanteco (Pty) Ltd.
(see Note 1), payable March 31, 2002                 86,270            -0-
                                                    -------       -------
           Total                                    167,650        28,762

Less:  Current maturities                            24,597        10,932
                                                    --------      -------
Non-Current Maturities                             $143,053       $17,830
                                                   ========       =======

     The aggregate annual maturities of long-term debt, including capital lease obligations, subsequent to August 31, 2000 are as follows:

              Year ending August 31:
                    2001                 $  24,597
                    2002                   113,298
                    2003                    24,755
                    2004                     5,000
                                         ---------
                                         $ 167,650
                                         =========


Note 7:  Capital Leases

     The Company and M2 Ltd. (see Note 1) lease office equipment under various noncancelable capital leases. Office equipment having a cost of $54,014 had been acquired under capital leases as of August 31, 2000 (1999 - $21,089). The charge to income resulting from amortization of the cost of the equipment is included in depreciation. Accumulated amortization of leased equipment as of August 31, 2000 was $6,872 (1999 - $1,757). As of August 31, 2000, future minimum lease payments under the capital leases, summarized by fiscal year, are as follows:

    Year ending August 31:
           2001                                       $  24,517
           2002                                          22,819
           2003                                          16,160
           2004                                           2,829
                                                      ---------
         Total                                           66,325

         Less:  Amount representing interest             19,004
                                                      ---------
         Present value of future minimum lease
          payments                                    $  47,321
                                                      =========

Note 8:  Income Taxes

     The Company and its subsidiaries compute deferred income taxes under the provisions of Statement of Financial Accounting Standards No. 109, which requires the use of an asset and liability method of accounting for income taxes. Statement No. 109 provides for the recognition and measurement of deferred income tax benefits based on the likelihood of their realization in future years. A valuation allowance must be established to reduce deferred income tax benefits if it is more likely than not that a portion of the deferred income tax benefits will not be realized. Because of the uncertainty regarding the realization of the deferred income tax benefits in future years, a valuation allowance for the entire amount of the net deferred tax benefit was recorded as of both August 31, 2000 and 1999.

     Following is a summary of the tax effects of temporary differences between financial and income tax accounting and operating loss carryforwards as of August 31, 2000 and August 31, 1999, respectively:


                                                      2000        1999
                                                    --------    --------

           Deferred tax assets:
             Net operating loss carryforwards      $ 555,710    $ 90,047
             Method of accounting                     35,168     116,387
                                                    --------    --------
                                                     590,878     206,434

           Deferred tax liabilities:
             Depreciation methods                    (11,366)     (5,728)
                                                    --------    --------
           Net deferred tax asset                    579,512     200,706

           Less:  Valuation allowance                579,512     200,706
                                                    --------    --------
                                                   $     -0-    $    -0-
                                                   =========    ========

     As of August 31, 2000, the Company and its subsidiaries have available for income tax purposes net operating loss carryforwards of approximately $2,600,000, which expire in varying amounts through 2020.


Note 9:  Related Party Transactions

     DUE FROM/TO AFFILIATES: As of August 31, 2000 and 1999, the following amounts were due from and due to various affiliates:

                                                      2000        1999
                                                    --------    --------


          Due from Affiliates - Current:
           Market Stratagems, Inc.                  $    -0-    $120,295
                                                    ========    ========
          Due from Affiliates   Non-Current:
           CommerceSWITCH (Pty) Ltd.                $142,503    $     -0-
                                                    ========    ========
          Due to Affiliates - Current:
           Suprafin, Inc.                           $ 91,088    $     -0-
           Market Stratagems, Inc.                    18,402          -0-
           Suprafin Partners I, LLC                    1,000          -0-
                                                    --------    --------
             Total                                  $110,490    $     -0-
                                                    ========    ========

     One of the founding stockholders of the Company owns 100% of the stock of Market Stratagems, Inc. (MSI). During the initial stage of the Company's operations, MSI made various disbursements, primarily consulting fees and salaries plus related costs, on behalf of the Company. As of August 31, 1999, funds received on behalf of the Company exceeded expenditures on its behalf, resulting in a receivable from MSI of $120,295. As of March 22, 2000, at which time the balance of the receivable was $231,598, MSI assigned 1,424,245 restricted shares of common stock of Imporex Investment Corp. (see Note 4) to the Company in order to liquidate the balance. The estimated fair value of the stock was $250,000, resulting in a payable to MSI of $18,402.

     CommerceSWITCH (Pty) Ltd. is a South Africa-based technology company which, as a result of the reorganization discussed in Note 12, became a 51%-owned subsidiary of the Company subsequent to August 31, 2000. Suprafin, Inc. is a stockholder in the Company. Suprafin Partners I, LLC is an investee company (see Note 4).

     All amounts due from and to affiliates are unsecured, non-interest bearing, and have no specific terms for repayment.

     LOANS PAYABLE: As of August 31, 2000, the Company was indebted to certain former stockholders of M2 Ltd. (see Note 1) in the amount of $7,097 (1999 - $49,443) as a result of various loans and advances. The loans, are unsecured, non-interest bearing, and have no specific terms for repayment. The loans payable in the amount of $479,489 reflected as a non-current liability at August 31, 1999 were due to an investor, who subsequently became a founding shareholder, as the result of funds advanced to Market Stratagems, Inc. (see above) used for Company purposes. As of February 17, 2000, the loans payable totaled $1,300,000. On that date, the loans were converted into common stock of the Company (see Note 11). The balance of the loans as of August 31, 1999 are therefore reflected as a non-current liability.

Note 10: Lease Commitments

     The Company occupies facilities under two noncancelable leases with original terms of nineteen months and three years, respectively, both terminating in December, 2001. M2 Ltd. (see Note 1) occupies facilities under a noncancelable lease with an original term of three years terminating in December, 2000. Total rent expense on all leases for the years ended August 31, 2000 and 1999 was $208,650 and $152,942, respectively. There were no contingent rental payments in either year. Following is a schedule of future minimum rental commitments under the leases as of August 31, 2000:

      Fiscal year ending August 31:
                 2001                   $   128,090
                 2002                        22,361
                                        -----------
                                        $   150,451
                                        ===========

Note 11:  Stockholders' Equity

     COMMON STOCK: The Company's initial Certificate of Incorporation, dated August 19, 1999, authorized 1,000,000 shares of common stock with a par value of one cent ($.01). On January 28, 2000, the Certificate of Incorporation was amended, changing the number of authorized shares to 30,000,000 at a par value of one- tenth of one cent ($.001). During February, 2000, 7,750,000 shares of common stock were sold to the Company's founding shareholders. Other than one shareholder who acquired 1,300,000 shares at $1.00 per share (see Note 9), the founding shareholders paid $.001 per share. On April 5, 2000, 200,000 shares were issued to the former stockholders of M2 Ltd. in connection with the acquisition of that company (See Note 1). Also in April, 2000, the Company commenced a public offering of its common stock through the issuance of a private placement memorandum calling for the sale of 1,000,000 shares at a price of $3.00 per share. As of August 31, 2000, 620,277 shares had been sold under the offering, providing additional capital of $1,860,829.

     STOCK-BASED COMPENSATION PLAN: In December, 1999, the Board of Directors and stockholders adopted the 2000 Long-Term Incentive Plan of the Company (the
LTIP). The purpose of the LTIP is to reward key individuals for making major contributions to the success of the Company and its subsidiaries. Options vest and expire according to terms established at the grant date; however, any options granted under the LTIP must be exercised within a period not to exceed 10 years from the date of grant. All of the options granted to date have a vesting period of one year from the date of grant, the earliest of which is January 1, 2000, and an exercise period of three years from the date of grant. A total of 800,000 shares of common stock is reserved for awards under the plan. As of August 31, 2000, 381,032 shares have been granted under the LTIP, and 418,968 shares are available for future grants.

     Following is a summary of outstanding stock options and changes thereto during the year ended August 31, 2000:

                                                      Weighted
                                        Shares        Average
                                        Subject to    Exercise    Options
                                        Options       Price       Exercisable
                                        ----------    --------    -----------
        Granted                          381,032      $  1.00           -0-
                                                      ========    ===========
        Exercised                             -0-
        Forfeited                             -0-
                                        ----------
   Outstanding at August 31, 2000        381,032
                                        ==========

     The Company accounts for its stock-based awards using the intrinsic value method in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees." Accordingly, no compensation expense has been recognized in the financial statements for employee stock options because, in the opinion of management, the exercise price of the options is higher than the estimated market price of the underlying stock on the date of grant. Management has deemed that it is not feasible for the

Company to develop pro-forma net income amounts as if the Company had adopted the fair value method of accounting for stock-based awards.


Note 12: Subsequent Events

     In September, 2000, there was a reorganization of the holdings of Bolder Investment Trust (Bolder) (see Note 1). Bolder, which had previously held a 46% interest in Quanteco (Pty) Ltd. (Quanteco), acquired an additional 5% interest, giving it a majority interest of 51%. Bolder also acquired a 51% interest in CommerceSWITCH (Pty) Ltd. (CX), a technology company that provides e-commerce and related solutions to various corporate customers. Quanteco, together with its two wholly-owned operating subsidiaries, Data Kinetics (Pty) Ltd. and Information and Image (Pty) Ltd., merged their operations into a single entity under the name of CommerceSWITCH (Pty) Ltd.


     On April 2, 2001, the Company entered into a Share Exchange Agreement with HealthStar Corp. (HealthStar), a Delaware corporation. Under the agreement, HealthStar issued 4,000,000 shares of its voting common stock to the Company for all of the outstanding common stock of M2 Ltd. (M2). However, 1,500,000 shares are being held in escrow and will be released to the Company only if M2 meets certain financial performance goals in the future. In the event that M2 fails to achieve the required goals, the 1,500,000 shares will be returned to HealthStar for cancellation. The 4,000,000 shares, which represent approximately 48% of the outstanding shares of HealthStar common stock, are subject to a lock-up provision and have voting restrictions placed on them. The lock-up provision prohibits the Company from selling, transferring, pledging, or otherwise disposing of the shares for a period of one year from the date of the agreement. Additionally, the Company executed an irrevocable proxy relative to the 4,000,000 shares whereby the Company vested all of the rights to vote the shares with the HealthStar board of directors for as long as the Company holds the shares.

     On April 11, 2001, the Company and its stock holders entered into a Stock Exchange Agreement with e-Synergies, inc. (e-Synergies), a California corporation. Under the agreement, the Company's stockholders received 1.25 shares of e-Synergies common stock for each share of the Company's common stock. In total, 9,425,001 shares of the Company's stock, representing all of the outstanding shares, were exchanged for 11,781,251.25 shares of the common stock of e-Synergies. Concurrent with the Stock Exchange Agreement, the Company amended its Certificate of Incorporation changing its name from Salesmation.com, Inc. to Salesmation, Inc.